UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2014 (February 13, 2014)
Date of Report (Date of earliest event reported)

TOUCHPOINT METRICS, INC.
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

855-938-8100
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

ITEM 7.01	REGULATION FD DISCLOSURE.

Filed herewith are documents that the registrant intends to use in connection with its private placement of securities pursuant to Reg. 506(c) of the Securities Act of 1933, as amended.  These documents may contain information that was not previously disclosed in reports filed with the SEC.  These documents are in addition to an offering memorandum to be delivered to each private placement offeree.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are attached herein to be used in connection with the registrant’s private placement pursuant to Reg. 506(c) of the Securities Act of 1933, as amended.

99.3	TouchPoint Metrics Company Overview Content.
99.4	TouchPoint Metrics Case Study Real Estate Customer Insight.
99.5	TouchPoint Metrics Case Study Banking First Time.
99.6	TouchPoint Metrics Case Study Banking Scaling Service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUCHPOINT METRICS, INC.

Date:	February 13, 2014	By:	ASHLEY GARNOT
		Name:	Ashley Garnot
		Title:	Director